UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
				  AMENDMENT #1
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 10, 2015


                           GREENHOUSE SOLUTIONS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


           Nevada                    000-54759                  45-2094634
   ---------------------          ----------------------    --------------------
(State or other jurisdiction          (Commission File      (IRS Employer
 Of Incorporation)                    Number)                Number)

                            8400 East Crescent Pwky.
                                    Suite 600
                           Greenwood Village, CO 80111
                    -----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (970) 439-1905
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

This 8-K/A is being filed to attach the correct Exhibit 16. The previous filing contained the wrong exhibit. No other changes were made to the filing.


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS


Item 4.01 - Changes in Registrant's Certifying Accountant.

Sadler, Gibb & Associates, LLC, formerly the independent registered public accountant for Greenhouse Solutions, Inc. ("the Company") was dismissed as the Company's independent registered public accountant on February 10, 2015. On February 10, 2015, the Board of Directors of the Company approved the engagement of new auditors, B F Borgers CPA PC, of Colorado to be the Company's independent registered public accountant. No audit committee exists, other than the members of the Board of Directors.

The action to engage new auditors was approved by the Board of Directors. No audit committee exists, other than the members of the Board of Directors.

In connection with the audit of fiscal year ended March 31, 2014 and through the date of termination of the accountants, no disagreements exist with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with their report to the subject of the disagreement(s).

The Report of Independent Registered Public Accounting Firm by Sadler, Gibb & Associates, LLC for the fiscal year ended March 31, 2014, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope of accounting principle except to indicate that there was substantial doubt about the Company's ability to continue as a going concern.

Prior to engaging B F Borgers CPA PC, the Company had not consulted B F Borgers CPA PC regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or a reportable event, nor did the Company consult with B F Borgers CPA PC, regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.                Description
16             Letter of Sadler, Gibb & Associates, LLC, dated February 10, 2015

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



 GREENHOUSE SOLUTIONS, INC.



 By: /s/ Rik J. Deitsch
     ---------------------------------------
     Rik J. Deitsch, Chief Executive Officer


Date: February 11, 2015